Execution Version CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [***]. AMENDMENT TO TERM LOAN AGREEMENT This Amendment to Term Loan Agreement (this “Amendment”) is entered into as October __, 2025 (the “Effective Date”), by and among Nauticus Robotics, Inc. (“Company”) and the undersigned Lender (“Lender”). Company and Lender are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. A. The Parties are party to that Senior Secured Term Loan Agreement, dated as of September 18, 2023 by and among the Company, ATW Special Situations Management LLC, as collateral agent, and the lenders (including the Lender) (collectively, the “Lenders”) from time to time party thereto (as amended, restated, amended and restated, restructured, supplemented, waived and/or otherwise modified from time to time, the “Loan Agreement”); B. The Conversion Price under the Loan Agreement has been adjusted as provided in the Loan Agreement to account for the reverse stock splits effective July 18, 2024 and September 5, 2025, respectively, and the Conversion Price is $1,944.00 as of the date hereof; C. Pursuant to Section 25(c) of the Loan Agreement, the Loan Agreement may be amended with the written consent of the Company and the Required Lenders (as defined in the Loan Agreement), and any amendment reducing the Conversion Price shall only be effective with respect to the Loan made by any lender with the written consent of such lender; D. The Parties have agreed, subject to the terms, amendments, conditions and understandings expressed in this Amendment, to reduce the Conversion Price for a limited period of time on and subject to the terms hereof; and E. Concurrently herewith, each other Lender has had the opportunity to execute an amendment to the Loan Agreement in the form of this Amendment (each, an “Other Amendment”, and together with this Amendment, the “Amendments”) and the Company desires to obtain the consent of all of the Lenders to the Amendments (such time as the Company and the Required Lenders shall have, severally, executed Amendments, the “Effective Time”). NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows: 1. Recitals. Each of the Parties acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment. 2. Defined Terms. Capitalized terms used but not defined herein shall have their respective meanings in the Loan Agreement.

2 3. Conversion Price. Effective as of the Effective Time, the Conversion Price of the Loans is hereby reduced to $2.015 for the period commencing on the date hereof and ending on November 7, 2025. 4. Trading Volume Limitations. Effective as of the Effective Time, and thereafter, until April 24, 2026, the Lender hereby agrees not to sell any Conversion Shares during any given Trading Day in an amount in excess of 10% of the average daily trading volume of the Common Stock over the 10 Trading Days immediately preceding such Trading Day, as reported by Bloomberg, LP. 5. Other Terms Unchanged. The Note, as amended by this Amendment as of the Effective Time, remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the Parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the Note after the Effective Time is deemed to be a reference to the Note as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Note, the terms of this Amendment shall control. No forbearance or waiver may be implied by this Amendment. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Lender under the Note, as in effect prior to the date hereof. 6. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. 7. Further Assurances. Each Party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby. 8. Disclosure of Transactions and Other Material Information. The Company shall, on or before 9:30 a.m., New York time, on the first Business Day after the date of this Agreement, file a Current Report on Form 8-K, describing all the material terms of the transactions contemplated by this Amendment in the form required by the 1934 Act, and attaching this Amendment (including all attachments, the “8-K Filing”). From and after the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to the Lender by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Amendments. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Lender or any of its affiliates, on the other hand, shall terminate.

3 9. Independent Nature of Lender's Obligations and Rights. The obligations of the Lender under this Amendment are several and not joint with the obligations of any Other Lender, and the Lender shall not be responsible in any way for the performance of the obligations of any Other Lender under any Other Amendment. Nothing contained herein or in any Other Amendment, and no action taken by the Lender pursuant hereto, shall be deemed to constitute the Lender and Other Lenders as, and the Company acknowledges that the Lender and the Other Lenders do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Lender and Other Lenders are in any way acting in concert or as a group, and the Company will not assert any such claim, with respect to such obligations or the transactions contemplated by this Amendment or any Other Amendment and the Company acknowledges that, to the best of its knowledge, the Lender and the Other Lenders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment or any Other Amendment. The Company and the Lender confirm that the Lender has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Lender shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, and it shall not be necessary for any Other Lender to be joined as an additional party in any proceeding for such purpose. 14. Miscellaneous. Section 25 of the Loan Agreement (as amended hereby) is hereby incorporated by reference herein, mutatis mutandis. [Remainder of page intentionally left blank]

[Signature Page to Amendment to Term Loan Agreement] IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above. COMPANY: NAUTICUS ROBOTICS, INC. By: /s/ John W Gibson Jr Name: John W Gibson Jr Title: President & CEO

[Signature Page to Amendment to Term Loan Agreement] LENDERS: [***]